1995
     Annual
Report


                                -----------

                                DELAWARE
                                GROUP
                                TAX-FREE USA
                                INTERMEDIATE
                                FUND

                                ------------


                [PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES]



                   A Tradition of Sound Investing Since 1929


                             [DELAWARE GROUP LOGO]

TAX-FREE USA
-----------------
INTERMEDIATE FUND
-----------------
INVESTMENT
-----------------
OBJECTIVE
-----------------

To seek as high a level of current interest income exempt from Federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital.

[PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES]

ABOUT OUR COVER

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.


DELAWARE GROUP
---------------
A TRADITION OF
---------------
SOUND INVESTING
---------------

Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.

     Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of investment management experience we have demonstrated our commitment to quality investment management and service.

     Today, Delaware manages some $27 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

This annual report is for the information of Tax-Free USA Intermediate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the current Statement of Additional Information.

If used with prospective investors, this report must be accompanied by a Tax-Free USA Intermediate Fund Performance Update for the most recently completed calendar quarter. The figures in this report represent past results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD
-------
MEMBERS
-------

WAYNE A. STORK
Chairman, Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
Vice Chairman, Packquisition Corp.
Philadelphia, PA

CHARLES E. PECK
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD


AFFILIATED
----------
OFFICERS
----------

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

KEITH E. MITCHELL
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

September 18, 1995

DEAR
------------
SHAREHOLDER:
------------

Since the summer of 1994, bond investors have been on an interest rate roller coaster brought about by changes in Federal Reserve Board policy, changing economic perceptions and possible tax reform.

     Still, the net effect of the past fiscal year's events has been positive. Intermediate municipal bond interest rates were 0.30% to 0.40% lower as of August 31, 1995, than they were 12 months earlier. In fact, the steepest decline in rates - and most significant price appreciation - has been in the three- to 10-year bond maturity range - the primary focus of the Tax-Free USA Intermediate Fund.

     Between August 1994 and February 1995, the Fed raised the Federal Funds rate by 1.75 percentage points to fight anticipated inflation. Rising interest rates pushed municipal prices lower. Then, this past spring, amid signs of slower economic growth, the market correctly anticipated a reversal of Fed policy, causing bond prices to rise.

     This rally reversed again in May, when numerous tax proposals were introduced in Congress, including one leading proposal for a "flat tax" that would also end taxation of investment income. If enacted into law, some fear it could reduce the value of municipal bonds relative to U.S. Treasuries and corporate bonds. We do not believe the proposal is passable in its current form.

     For the 12 months ended August 31, 1995, Tax-Free USA Intermediate Fund A Class had a total return (capital change plus reinvested

====================================================================================
                                                          TOTAL RETURN
                                                   6 Months               12 Months
                                                     Ended                  Ended
                                             ----------------------     ------------
                                             2/28/95        8/31/95        8/31/95
Tax-Free USA
  Intermediate Fund A                        +1.40%         +4.96%         +6.43%
Merrill Lynch
  Three-to Seven-Year
  Municipal Bond Index                       +1.26%         +5.47%         +6.79%
Lipper Intermediate
  Municipal Debt Average                     +1.87%         +5.05%         +7.09%

Tax-Free USA Intermediate Fund's performance is based on net asset value. Performance information for all classes of the Fund can be found on page 6.

================================================================================



dividends) that nearly matched the intermediate-term municipal bond market. The table above shows the Fund's results compared to the return of the Merrill Lynch Three-to Seven-Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Fund Average.

     Tax-Free USA Intermediate Fund has a strong focus on generating current income, which helped protect principal during the first half of the Fund's fiscal year. The Fund outperformed the Merrill Lynch Index amid a weak overall bond market.

     During the second half of the year, interest rates fell. The Fund participated in the bond market's rally, but the Fund's income-oriented focus meant that price gains were somewhat less than those achieved by the Index.

     Despite recent interest rate volatility, the long-term fundamentals of the municipal bond market are positive. Credit quality as measured by rating services is improving. Investor demand remains healthy and new issue supply continues to decline. In our report, Patrick P. Coyne, Senior Portfolio Manager, discusses these trends, reviews the Fund's performance and outlines his approach for the coming months.

     We are confident that the defensive, income-oriented approach and experienced management of Tax-Free USA Intermediate Fund can help investors benefit from the attractive features of the municipal bond market as Congress grapples with tax reform.


/s/ WAYNE A. STORK
-------------------
Wayne A. Stork
Chairman


PORTFOLIO
---------
MANAGER'S
---------
REVIEW
---------

In 1994, fixed-income markets were dramatically affected by the strength of the U.S. economy and the fear of impending inflation. In response to these influences the Federal Reserve Board tightened monetary policy by raising short-term interest rates three percentage points between February 1994 and February 1995.

     In this rising interest rate environment, Tax-Free USA Intermediate Fund maintained its focus of seeking a high level of current tax-free income consistent with preservation of capital. We did this by buying higher coupon bonds with superior credit characteristics. The coupon is the initial interest rate set at the time a bond is issued.

     As the first quarter of calendar 1995 progressed, it became clear to the bond market that some parts of the economy were


MUNICIPAL BOND YIELDS IN THE WAKE OF TAX CHANGES

[GRAPH]

                                    Yield
                                    -----
Jan-81                               9.68%
Feb-81                              10.22
Mar-81                               9.81
Apr-81                              10.80
May-81                              10.73
Jun-81                              10.73
Jul-81                              11.34
Aug-81                              12.49
Sep-81                              12.79
Oct-81                              12.99
Nov-81                              11.71
Dec-81                              13.17
Jan-82                              13.16
Feb-82                              12.96
Mar-82                              12.99
Apr-82                              12.29
May-82                              11.96
Jun-82                              12.63
Jul-82                              12.01
Aug-82                              10.82
Sep-82                              10.58
Oct-82                               9.69
Nov-82                              10.20
Dec-82                               9.84
Jan-83                               9.48
Feb-83                               9.53
Mar-83                               9.15
Apr-83                               9.09
May-83                               9.29
Jun-83                               9.38
Jul-83                               9.44
Aug-83                               9.70
Sep-83                               9.42
Oct-83                               9.68
Nov-83                               9.70
Dec-83                               9.92
Jan-84                               9.60
Feb-84                               9.68
Mar-84                              10.01
Apr-84                               9.89
May-84                              10.83
Jun-84                              10.56
Jul-84                              10.36
Aug-84                              10.02
Sep-84                               9.95
Oct-84                              10.24
Nov-84                              10.24
Dec-84                               9.93
Jan-85                               9.21
Feb-85                               9.71
Mar-85                               9.82
Apr-85                               9.25
May-85                               8.91
Jun-85                               8.69
Jul-85                               8.73
Aug-85                               9.18
Sep-85                               9.35
Oct-85                               8.95
Nov-85                               8.37
Dec-85                               8.38
Jan-86                               8.05
Feb-86                               7.44
Mar-86                               7.34
Apr-86                               7.16
May-86                               7.78
Jun-86                               7.82
Jul-86                               7.60
Aug-86                               7.06
Sep-86                               7.14
Oct-86                               7.11
Nov-86                               6.78
Dec-86                               6.92
Jan-87                               6.54
Feb-87                               6.62
Mar-87                               6.68
Apr-87                               7.82
May-87                               8.31
Jun-87                               7.63
Jul-87                               7.72
Aug-87                               7.81
Sep-87                               8.32
Oct-87                               8.72
Nov-87                               7.91
Dec-87                               7.95
Jan-88                               7.61
Feb-88                               7.55
Mar-88                               7.89
Apr-88                               7.87
May-88                               7.97
Jun-88                               7.77
Jul-88                               7.77
Aug-88                               7.80
Sep-88                               7.64
Oct-88                               7.36
Nov-88                               7.58
Dec-88                               7.50
Jan-89                               7.29
Feb-89                               7.55
Mar-89                               7.64
Apr-89                               7.10
May-89                               7.11
Jun-89                               7.02
Jul-89                               6.95
Aug-89                               7.16
Sep-89                               7.40
Oct-89                               7.22
Nov-89                               7.04
Dec-89                               6.99
Jan-90                               7.19
Feb-90                               7.23
Mar-90                               7.33
Apr-90                               7.51
May-90                               7.26
Jun-90                               7.27
Jul-90                               7.15
Aug-90                               7.47
Sep-90                               7.53
Oct-90                               7.43
Nov-90                               7.08
Dec-90                               7.14
Jan-91                               7.00
Feb-91                               7.01
Mar-91                               7.14
Apr-91                               7.01
May-91                               6.95
Jun-91                               7.13
Jul-91                               7.05
Aug-91                               6.90
Sep-91                               6.80
Oct-91                               6.68
Nov-91                               6.73
Dec-91                               6.69
Jan-92                               6.54
Feb-92                               6.74
Mar-92                               6.76
Apr-92                               6.67
May-92                               6.57
Jun-92                               6.49
Jul-92                               6.13
Aug-92                               6.16
Sep-92                               6.25
Oct-92                               6.41
Nov-92                               6.36
Dec-92                               6.22
Jan-93                               6.16
Feb-93                               5.87
Mar-93                               5.64
Apr-93                               5.76
May-93                               5.73
Jun-93                               5.63
Jul-93                               5.57
Aug-93                               5.45
Sep-93                               5.29
Oct-93                               5.31
Nov-93                               5.47
Dec-93                               5.35
Jan-94                               5.28
Feb-94                               5.58
Mar-94                               6.07
Apr-94                               6.16
May-94                               6.16
Jun-94                               6.28
Jul-94                               6.22
Aug-94                               6.16
Sep-94                               6.43
Oct-94                               6.64
Nov-94                               7.03
Dec-94                               6.71
Jan-95                               6.49
Feb-95                               6.11
Mar-95                               6.07
Apr-95                               6.06
May-95                               5.83
Jun-95                               5.97
Jul-95                               5.97
Aug-95                               5.98


Highlight points in chart:
Apr-81 - '81 Tax Cut
Apr-87 - Impact of '86 Tax Reform Act
Apr-93 - '93 Tax Increase

Sources: Bloomberg Business News, The Bond Buyer

Interest rates in the municipal bond market, although temporarily affected by tax changes, have been declining since 1981. Yields have fallen steadily despite a short-term increase in 1987 after passage of the 1986 Tax Reform Act. Bond prices generally move in the opposite direction of yields.

weakening. Interest rates fell in anticipation that the Fed would reverse course.

     For the municipal bond market, the fear of tax reform tempered the benefits of falling interest rates.

     As you can see from the chart on the previous page, interest rates on municipal bonds rose three times since 1981 amid changes in tax policy. However, the effect has generally been short-lived and has been more than offset by the long-term decline in interest rates that has continued since the early 1980s.

THE FUND'S INVESTMENT STRATEGY

Tax-Free USA Intermediate Fund employs a defensive strategy that generally involves investing in a portfolio with higher than average bond coupons and above-average quality ratings. Higher coupon bonds tend to be less impacted by rising interest rates than current coupon bonds which pay interest in line with current rates. Low coupon bonds, on the other hand, tend to be more affected by rising interest rates, since bond prices have to fall more so that yields can match investors' demands.

     During fiscal 1995, we responded to changes in the interest rate environment and the risks created by the tax debate by reducing the average maturity and duration of bonds in the Fund's portfolio. Duration is the most common measure of a bond's sensitivity to interest rates. It indicates the approximate percentage of change in a bond's price given a 1% movement in interest rates. Although a shorter duration helps investors when interest rates rise, it reduces the degree to which an investment can appreciate in value when interest rates fall.

     In an effort to minimize the impact of gyrating interest rates and better protect principal, Tax-Free USA Intermediate Fund's portfolio maintained a shorter duration (4.9 years) than the Index cited in the chairman's letter (6.85 years). This explains in part why the Fund's total return in fiscal 1995 was less than the unmanaged Merrill Lynch Index.

     Below is a summary of how the characteristics of the Fund's portfolio changed during the fiscal year.



===============================================================================

                            PORTFOLIO CHARACTERISTICS

                                                        Aug. 31,       Aug. 31,
                                                         1994            1995
TAX-FREE USA
  INTERMEDIATE FUND
  Average Effective
    Maturity                                            7.2 yrs.       5.9 yrs.
  Average Duration                                      5.7 yrs.       4.9 yrs.
  Average Bond Rating                                      AA3            AA2

===============================================================================

     As you can see, we reduced both the Fund's average effective maturity and duration. This portfolio modification was driven by changes in the yield curve, particularly in the one- to 10-year maturity range. In this range of maturities, the yield difference between a one-year bond and a 10-year bond "flattened."

     As the slope of the intermediate yield curve flattened, short- and intermediate-term securities offered a greater percentage of the income available from the 10-year bond with less interest rate risk. By maintaining approximately a six-year average effective maturity for Tax-Free USA Intermediate Fund, we believe we give our shareholders the potential to receive greater rewards with less price volatility than with longer term bonds.

     The Fund's average AA2 bond rating is a slightly higher quality designation than last year's AA3 rating. Both imply that issuers of bonds in the portfolio have a strong ability to pay interest and repay principal.

     As you can see from the municipal bond yield chart below, yields on one-year maturity municipal bonds as of August 31 were just slightly lower than 12 months earlier. The yield in the six-year maturity range for intermediate municipal bonds dropped by a wider margin to about 4.4%.

     Municipal bonds with the longest maturities - 20 to 30 years - provide the highest level of income. But in order to take advantage of those opportunities, your Fund would have to take interest rate risks that would be inconsistent with the Fund's objective of preserving principal. So we look for other ways to provide high income.

     To increase income, we generally invest in bonds from states that have little or no income taxes. Because municipal bonds are generally free of state and local as well as federal taxes for residents of the state in which they are issued, demand for bonds of states with high income taxes such as New York is generally heavy.

     Higher demand pushes bond prices up and yields down, so bonds from states like New York typically yield less than bonds from states with lower income taxes. Consequently, we are often able to get higher yields on bonds from states such as Florida, which has a relatively modest "intangible" personal property tax and a state constitutional mandate prohibiting an income tax.

[PHOTO OF PATRICK C. COYNE]

Patrick C. Coyne
Senior Portfolio Manager


     As you may know, we maintain a national focus to provide a much greater level of diversity for investors than can be found by investing in a single-state fund, thereby reducing the potential effect of a recession, political change or government management problems in any single state. No single state's bonds accounted for more than 15% of the portfolio's net assets as of August 31.

[GRAPH]

MUNICIPAL BOND YIELD CURVE
     AUGUST 1995 VS. AUGUST 1994

    Maturity in Years             August 1994         August 1995
           1 Yr                       3.72%               3.65%
           2 Yr                       4.12                3.85
           3 Yr                       4.34                4.01
           4 Yr                       4.54                4.16
           5 Yr                       4.71                4.31
           7 Yr                       4.96                4.56
          10 Yr                       5.27                4.86
          15 Yr                       5.76                5.46
          20 Yr                       5.96                5.73
          25 Yr                       5.98                5.85
          30 Yr                       6.01                5.87

Despite wide swings in interest rates since the summer of 1994 and possible tax policy changes, municipal bond yields are slightly lower than they were 12 months earlier. The biggest decline in yield was in the intermediate part of the market as highlighted in the chart.

[GRAPH]

THE SUPPLY OF MUNICIPAL BONDS


                                  Billions
                                  --------
1984                              $ 101.90
1985                                207.00
1986                                151.30
1987                                105.40
1988                                117.80
1989                                125.00
1990                                125.10
1991                                174.20
1992                                235.00
1993                                290.90
1994                                162.98
1995*                               138.00

*  1995 Estimate

Source: Bond Buyer, issues maturing in 13 months or longer

As interest rates have risen since early 1994, the supply of new municipal bonds has waned while investor demand has remained steady. Generally, when supply decreases and demand stays the same or increases, prices tend to increase.


OUTLOOK

We are optimistic about the future of the intermediate sector of the municipal bond market. As the most conservative investors shifted to very short-term bonds in the midst of the tax debate, investor demand for intermediate- and long-term bonds has been temporarily reduced. In our opinion, the intermediate sector offers good value and without exposing investors to as much interest rate risk as long-term bonds.

     As you can see in the chart above, one factor benefiting the market is that the supply of new municipal bond issues continues to decline. This year it is estimated that only $138 billion in new bonds will be issued, the lowest level since 1990, according to The Bond Buyer, an independent trade journal.

     For municipal bonds, tax policy changes in Washington have been a perennial concern since the 1970s. With the change in leadership in Congress, legislators are proposing the most fundamental changes since the 1986 tax reform act. But whether they can reach a consensus - and whether that consensus will have any lasting impact on bond values - remains to be seen.




/s/ PATRICK P. COYNE
-----------------------
Patrick P. Coyne
Senior Portfolio Manager


A LOOK AT
-----------
LIFETIME
-----------
PERFORMANCE
-----------

     While past performance doesn't guarantee future results, we believe Tax-Free Intermediate Fund's two-and-a-half-year record illustrates the strengths of our relatively conservative approach to municipal bond investing. As you can see from the chart on page 6, a $10,000 investment at the Fund's inception on January 6, 1993 would have grown to $11,565 as of August 31, 1995 if dividends were reinvested.

     Tax-Free Intermediate Fund has slightly outperformed the unmanaged Merrill Lynch Three- To Seven-Year Municipal Bond Index during this period. The performance of the unmanaged Index, a hypothetical portfolio of bonds, does not include the "real world" expenses associated with a mutual fund such as the cost of buying and selling bonds. We believe Tax-Free USA Intermediate Fund will continue to be well positioned if major changes in tax policy and interest rates ensue.

This chart shows what a $10,000 investment in Tax-Free USA Intermediate Fund would have grown to since its inception, assuming the reinvestment of dividends. The Fund's performance is compared to that of the Merrill Lynch Three-to-Seven-Year Municipal Bond Index.

TAX-FREE USA INTERMEDIATE FUND A CLASS LIFETIME PERFORMANCE

[GRAPH]

Growth of a $10,000 investment, January 1993 through August 1995

                                                                              MERRILL LYNCH THREE- TO
                      TAX-FREE USA INTERMEDIATE FUND                        SEVEN-YEAR MUNICIPAL INDEX
Jan. '93                       $ 9,699.30                                             $10,079
10,079                          10,086.42                                              10,288
Mar. '93                        10,039.50                                              10,272
Apr. '93                        10,131.53                                              10,328
May '93                         10,205.96                                              10,404
June '93                        10,337.65                                              10,486
July '93                        10,421.68                                              10,465
Aug. '93                        10,644.67                                              10,572
Sept. '93                       10,760.24                                              10,673
Oct. '93                        10,816.03                                              10,732
Nov. '93                        10,717.77                                              10,646
Dec. '93                        10,905.89                                              10,798
Jan. '94                        11,032.13                                              10,906
Feb. '94                        10,828.10                                              10,723
Mar. '94                        10,555.08                                              10,423
Apr. '94                        10,588.05                                              10,491
May '94                         10,685.44                                              10,563
June '94                        10,689.13                                              10,568
July '94                        10,819.69                                              10,762
Aug. '94                        10,866.65                                              10,771
Sept. '94                       10,775.72                                              10,684
Oct. '94                        10,675.41                                              10,617
Nov. '94                        10,498.89                                              10,516
Dec. '94                        10,622.53                                              10,612
Jan. '95                        10,833.01                                              10,682
Feb. '95                        11,018.96                                              10,906
Mar. '95                        11,069.80                                              10,973
Apr. '95                        11,098.01                                              11,047
May '95                         11,334.40                                              11,296
June '95                        11,329.19                                              11,308
July '95                        11,453.63                                              11,400
Aug. '95                        11,564.99                                              11,503

Chart assumes $10,000 invested on January 7, 1993 and includes the impact of the 3% sales charge and the reinvestment of all dividends. The illustration does not show the impact of state and local taxes or the Federal alternative minimum tax.

                  TAX-FREE USA INTERMEDIATE FUND PERFORMANCE
                     Total Return through August 31, 1995


                CLASS A (EST. 1993)
           Average Annual Total Returns
    Lifetime                            +5.64%

    One Year                            +3.23%

              Including Sales Charge



                CLASS B (EST. 1994)
           Average Annual Total Returns
    Lifetime
       +5.92%           Excluding Sales Charge
       +4.44%           Including Sales Charge

    One Year
       +5.53%           Excluding Sales Charge
       +3.58%           Including Sales Charge

TAX-FREE USA INTERMEDIATE FUND'S RETURN AND SHARE VALUE FLUCTUATE WITH RISING AND FALLING INTEREST RATES SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. UP TO 20% OF THE ASSETS OF THE FUND MAY BE INVESTED IN MUNICIPAL SECURITIES THAT GENERATE INCOME SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX. AN EXPENSE LIMITATION WAS IN EFFECT DURING THE PERIOD. THE FUND'S PERFORMANCE WOULD HAVE BEEN MATERIALLY LOWER HAD THE LIMITATION NOT BEEN IN EFFECT.

Class A returns reflect the impact of the 3% maximum sales charge, reinvestment of all distributions, and a 12b-1 fee of up to 0.15%.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 2%. Lifetime performance "excluding sales charge" assumes the investment was not redeemed. Class B was initially offered on 5/2/94.

FINANCIAL
----------
STATEMENTS
----------

DELAWARE GROUP
TAX-FREE USA INTERMEDIATE FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1995

                                                   PRINCIPAL            MARKET
                                                    AMOUNT               VALUE
  MUNICIPAL BONDS - 98.00%
  CITY AND STATE AGENCY BONDS - 22.73%
  Indiana Bond Bank
     (State Revolving Fund Program)
     6.00% 2/1/01   . . . . . . . . . . . . . . .  $ 500,000           $ 524,375
  Michigan Municipal Bond Authority
     (Local Government Loan Program)
     5.85% 5/1/01 (AMBAC)   . . . . . . . . . . .  2,195,000           2,340,419
  Pennsylvania State Industrial Development
     Authority Economic Dev. Revenue
     6.00% 7/1/99 (AMBAC)   . . . . . . . . . . .  1,400,000           1,482,250
  Vermont Municipal Bond Bank - Series 2
     (AMBAC) 5.50% 12/1/03  . . . . . . . . . . .    500,000             526,875
                                                                      ----------
                                                                       4,873,919
                                                                      ----------
  GENERAL OBLIGATION BONDS - 12.04%
  Kansas City, Missouri Municipal
     Assistance Corp.
     5.50% 3/1/00 (CGIC)  . . . . . . . . . . . .  1,250,000           1,300,000
  Philadelphia, Pennsylvania Municipal
     Authority 5.25% 7/15/98  . . . . . . . . . .    200,000             200,750
  Philadelphia, Pennsylvania School District
     6.25% 5/15/01 (AMBAC)  . . . . . . . . . . .  1,000,000           1,080,000
                                                                      ----------
                                                                       2,580,750
                                                                      ----------
  HIGHER EDUCATION REVENUE BONDS -
     12.33%
* Student Loan Finance Corp. (South Dakota
     Student Loan Revenue AMT)
     5.30% 8/1/97   . . . . . . . . . . . . . . .  1,000,000           1,013,750
  Virginia College Building Authority
     (University of Richmond Project)
     Mandatory Put 11/1/01
     6.40% 11/1/22  . . . . . . . . . . . . . . .  1,000,000           1,073,750
  Virginia State University
     (Commonwealth of Virginia)
     5.20% 5/1/06   . . . . . . . . . . . . . . .    555,000             556,388
                                                                      ----------
                                                                       2,643,888
                                                                      ----------
  HOSPITAL REVENUE BONDS - 4.10%
  Michigan State Hospital Finance Auth.
     (Genesys Health System)
     Series 95A, 6.10% 10/1/96  . . . . . . . . .    515,000             520,794
     Series 95A, 6.40% 10/1/97  . . . . . . . . .    350,000             357,438
                                                                      ----------
                                                                         878,232
                                                                      ----------
  HOUSING REVENUE BONDS - 13.82%
  Maryland State Community Development
     Administration (Single Family Program)
     6th Series, 5.90% 4/1/01   . . . . . . . . . $1,000,000         $ 1,032,500
  Montgomery County, Pennsylvania
     Redevelopment Authority
     Multifamily Housing Revenue
     (KBF Associates) 6.00% 7/1/04  . . . . . . .  2,000,000           1,930,000
                                                                     -----------
                                                                       2,962,500
                                                                     -----------
  INDUSTRIAL DEVELOPMENT REVENUE BONDS -
     3.20%
  Philadelphia Industrial Development
     Authority (Gallery II Parking Garage
     Project) 6.125% 2/15/03  . . . . . . . . . .    685,000             685,856
                                                                     -----------
                                                                         685,856
                                                                     -----------
  POWER AUTHORITY REVENUE BONDS - 4.95%
  New Madrid, Missouri Power Plant
     5.65% 6/1/03 (AMBAC)   . . . . . . . . . . .  1,000,000           1,061,250
                                                                     -----------
                                                                       1,061,250
                                                                     -----------
  TRANSPORTATION REVENUE BONDS - 13.84%
  Foothill/Eastern Transportation Corridor
     Agency California Toll Road Revenue
     Series 95A 0.00% 1/1/05  . . . . . . . . . .  1,500,000             810,000
* Rhode Island Port Authority and Economic
     Development Corp.
     Airport Revenue (AMT)
     5.80% 7/1/02 (FSA)   . . . . . . . . . . . .    565,000             592,544
     5.90% 7/1/03 (FSA)   . . . . . . . . . . . .    490,000             518,175
  Southeastern Pennsylvania Transportation
     Authority (Letter of Credit - Canadian
     Imperial) 6.00% 6/1/99   . . . . . . . . . .  1,000,000           1,047,500
                                                                     -----------
                                                                       2,968,219
                                                                     -----------
  WATER AND SEWER REVENUE BONDS - 1.95%
  Easton, Pennsylvania Joint Sewer Authority
     5.60% 4/1/03 (ASSET GTY)   . . . . . . . . .    200,000             210,000
  Marysville, Washington Water and Sewer
     Revenue 5.50% 12/1/02 (MBIA)   . . . . . . .    200,000             208,250
                                                                     -----------
                                                                         418,250
                                                                     -----------
  OTHER REVENUE BONDS - 9.04%
  Charleston County, South Carolina
     (Charleston Public Facilities Corp.)
     5.20% 12/1/99 (MBIA)   . . . . . . . . . . .    860,000             885,800
  West Virginia School Building Authority Capital
     Improvement
     5.625% 7/1/02 (MBIA)   . . . . . . . . . . .  1,000,000           1,053,750
                                                                     -----------
                                                                       1,939,550
                                                                     -----------
  TOTAL MUNICIPAL BONDS
     (cost $20,290,468)   . . . . . . . . . . . .                     21,012,414
                                                                     -----------

                                                   PRINCIPAL            MARKET
                                                    AMOUNT               VALUE
  VARIABLE RATE DEMAND NOTES - 1.40%
  Montgomery, Alabama BMC Special Care
     Facilities Financing Authority Series E
     3.55% 12/1/30 (AMBAC)  . . . . . . . . . . .   $200,000           $ 200,000
  Lynchburg, Virginia Industrial Development
     Authority Hospital Facilities
     3.55% 12/1/25  . . . . . . . . . . . . . . .    100,000             100,000
                                                                     -----------
  TOTAL VARIABLE RATE DEMAND NOTES
     (COST $300,000)  . . . . . . . . . . . . . .                        300,000
                                                                     -----------

  TOTAL MARKET VALUE OF SECURITIES OWNED - 99.40%
     (COST $20,590,468)   . . . . . . . . . . . .                     21,312,414

  RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES -
     0.60%  . . . . . . . . . . . . . . . . . . .                        128,355
                                                                     -----------

  NET ASSETS APPLICABLE TO 1,969,203 TAX-FREE USA
     INTERMEDIATE FUND A CLASS SHARES AND 91,148
     Tax-free USA Intermediate FUND B CLASS SHARES
     ($.01 PAR VALUE) OUTSTANDING; EQUIVALENT TO
     $10.41 PER SHARE - 100.00%   . . . . . . . .                    $21,440,769
                                                                     ===========

  -----------------
  *  This security is subject to the federal alternative minimum tax.

     AMBAC - Insured by AMBAC Indemnity Corporation.

     ASSET GTY - Insured by the Asset Guaranty Insurance Company.

     CGIC - Insured by the Capital Guaranty Insurance Company.

     FSA - Insured by Financial Security Assurance.

     MBIA - Insured by the Municipal Bond Insurance Association.



  COMPONENTS OF NET ASSETS AT AUGUST 31, 1995:
  Common stock, $.01 par value, 500,000,000 shares
     authorized to the Tax-Free USA Intermediate Fund                $21,785,764

  Accumulated undistributed :
     Net realized loss on investments   . . . . .                     (1,066,941)
     Net unrealized appreciation of investments                          721,946
                                                                     -----------
  Total net assets  . . . . . . . . . . . . . . .                    $21,440,769
                                                                     ===========


                             See accompanying notes


  DELAWARE GROUP
  TAX-FREE USA INTERMEDIATE FUND
  STATEMENT OF OPERATIONS
  YEAR ENDED AUGUST 31, 1995

  INVESTMENT INCOME:
  Interest  . . . . . . . . . . . . . . . . . . .                     $1,264,519

  EXPENSES:
  Management fees ($104,724) and
     directors' fees ($7,825)   . . . . . . . . .   $112,549
  Distribution expenses   . . . . . . . . . . . .     39,514
  Registration fees   . . . . . . . . . . . . . .     31,564
  Dividend disbursing and transfer agent
     fees and expenses  . . . . . . . . . . . . .     20,637
  Professional fees   . . . . . . . . . . . . . .     14,155
  Salaries  . . . . . . . . . . . . . . . . . . .      5,789
  Reports and statements to shareholders  . . . .      6,248
  Amortization of organization expense  . . . . .      3,303
  Custodian fees  . . . . . . . . . . . . . . . .      3,075
  Taxes (other than taxes on income)  . . . . . .        740
  Other   . . . . . . . . . . . . . . . . . . . .      9,069
                                                    --------
  Total expenses  . . . . . . . . . . . . . . . .    246,643
  Less expenses absorbed by Delaware
     Management Company, Inc.   . . . . . . . . .   (184,542)             62,101
                                                    --------          ----------
  NET INVESTMENT INCOME   . . . . . . . . . . . .                      1,202,418
                                                                      ----------

  NET REALIZED LOSS AND UNREALIZED
     GAIN ON INVESTMENTS:
  Net realized loss from
     security transactions  . . . . . . . . . . .                       (623,654)
  Net unrealized appreciation of
     investments during the period  . . . . . . .                        560,494
                                                                      ----------
  NET REALIZED AND UNREALIZED
     LOSS ON INVESTMENTS  . . . . . . . . . . . .                        (63,160)
                                                                      ----------
  NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS  . . . . . . . . .                     $1,139,258
                                                                      ==========

  COMPUTATION OF NET ASSET VALUE AND OFFERING
     PRICE FOR THE TAX-FREE USA INTERMEDIATE FUND
     A CLASS - AUGUST 31, 1995
  Net asset value per share (A)   . . . . . . . .                         $10.41
  Sales charges (3.00% of offering price, or 3.08%
     of amount invested per share) (B)  . . . . .                            .32
                                                                          ------
  Offering price  . . . . . . . . . . . . . . . .                         $10.73
                                                                          ======

  -----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more.


                             See accompanying notes

  DELAWARE GROUP
  TAX-FREE USA INTERMEDIATE FUND
  STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED          YEAR ENDED
                                                    8/31/95             8/31/94
  OPERATIONS:
  Net investment income   . . . . . . . . . . . $  1,202,418         $ 1,110,760
  Net realized loss from
     security transactions  . . . . . . . . . .     (623,654)           (443,287)
  Net unrealized appreciation (depreciation)
     during the period  . . . . . . . . . . . .      560,494            (221,229)
                                                ------------        ------------
  Net increase in net assets resulting
     from operations  . . . . . . . . . . . . .    1,139,258             446,244
                                                ------------        ------------

  DISTRIBUTIONS TO SHAREHOLDERS FROM
     NET INVESTMENT INCOME:
  Tax-Free USA Intermediate Fund A Class  . . .   (1,171,911)         (1,111,341)
  Tax-Free USA Intermediate Fund B Class  . . .      (30,507)             (3,182)
                                                ------------        ------------
                                                  (1,202,418)         (1,114,523)
                                                ------------        ------------

  CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
     Tax-Free USA Intermediate Fund A Class . .    5,342,070          21,139,526
     Tax-Free USA Intermediate Fund B Class . .      557,360             591,990
  Net asset value of shares issued upon
     reinvestment of dividends from net
     investment income:
     Tax-Free USA Intermediate Fund A Class . .      822,660             867,862
     Tax-Free USA Intermediate Fund B Class . .       23,597               2,550
                                                ------------        ------------
                                                   6,745,687          22,601,928
                                                ------------        ------------
  Cost of shares repurchased:
     Tax-Free USA Intermediate Fund A Class . .  (13,794,758)         (7,827,573)
     Tax-Free USA Intermediate Fund B Class . .     (237,151)                 --
                                                ------------        ------------
                                                 (14,031,909)         (7,827,573)
                                                ------------        ------------
  Increase (decrease) in net assets derived
     from capital share transactions  . . . . .   (7,286,222)         14,774,355
                                                ------------        ------------
  NET INCREASE (DECREASE) IN
     NET ASSETS   . . . . . . . . . . . . . . .   (7,349,382)         14,106,076

  NET ASSETS:
  Beginning of period   . . . . . . . . . . . .   28,790,151          14,684,075
                                                ------------        ------------
  End of period   . . . . . . . . . . . . . . . $ 21,440,769         $28,790,151
                                                ============        ============


                             See accompanying notes


DELAWARE GROUP
TAX-FREE USA INTERMEDIATE FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1995

Delaware Group Tax-Free Fund, Inc. ("The Company") is registered as a non-diversified open-end investment company under the Investment Company Act of 1940. The Company is organized as a Maryland Corporation and offers three portfolios, the Tax-Free USA Intermediate Fund (the "Fund"), the Tax-Free USA Fund and the Tax-Free Insured Fund. Each portfolio offers two classes of shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation:

SECURITY VALUATION - Long term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

CLASS ACCOUNTING - Expenses directly attributable to a class are charged to that class. Other common expenses are prorated between all classes of the Fund.

OTHER - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc., (DMC)the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.50% of the net assets of the Fund less fees paid to the independent directors. DMC has elected voluntarily to waive its fee and to absorb those expenses of the Fund to the extent that the Fund's annual operating expenses exceed 0.25% of average daily net assets exclusive of 12b-1 expenses through May 1, 1996. Total expenses absorbed or waived by DMC for the year ended August 31, 1995 were $184,542. At August 31, 1995 the Fund had a liability for Investment Management fees and other expenses payable to DMC of $74,582.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee of 0.15% of the average daily net assets of Class A and 1.00% of the average daily net assets of Class B. For the year ended August 31, 1995, the Fund paid DDLP $8,629 for commissions earned on sales of Tax-Free USA Intermediate Fund A Class shares. At August 31, 1995, the Fund had a liability for distribution fees and other expenses payable to DDLP of $3,763.

Certain officers of the Investment Manager are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund. The Fund has engaged Delaware Service Company, Inc.
(DSC), an affiliate of DMC, to serve as Dividend Disbursing and Transfer Agent for the Fund. For the year ended August 31, 1995, the amount expensed for these services was $20,637. At August 31, 1995, the Fund had a liability for such fees and other expenses payable to DSC of $4,591.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP, or DSC have heretofore conducted their relationship with the Fund.


3. INVESTMENTS

During the year ended August 31, 1995, the Fund had purchases of $14,058,853 and sales of $21,367,495 of investment securities other than U.S. government securities and temporary cash investments.

At August 31, 1995 unrealized appreciation for financial reporting and federal income tax purposes aggregated $721,946 of which $791,946 related to unrealized appreciation of securities and $70,000 related to unrealized depreciation of securities.

Net loss based on cost of specific certificate or bond for federal income tax purposes was $623,654 for the year ended August 31, 1995. For federal income tax purposes, the Fund had accumulated capital losses at August 31, 1995, of $1,066,941 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2002 - $443,287 and 2003 - $623,654.


4. CAPITAL STOCK

Transactions in capital stock shares were as follows:

                                                   YEAR ENDED         YEAR ENDED
                                                     8/31/95            8/31/94
Shares Sold:
   Tax-Free USA Intermediate Fund A Class . . . .    526,910           2,020,577
   Tax-Free USA Intermediate Fund B Class . . . .     54,596              57,606

Shares issued upon reinvestment of dividends
   from net investment income:
   Tax-Free USA Intermediate Fund A Class . . . .     80,984              83,219
   Tax-Free USA Intermediate Fund B Class . . . .      2,320                 248
                                                  ----------          ----------
                                                     664,810           2,161,650
                                                  ----------          ----------
Shares repurchased:
   Tax-Free USA Intermediate Fund A Class . . . . (1,371,578)           (752,231)
   Tax-Free USA Intermediate Fund B Class . . . .    (23,622)                 --
                                                  ----------          ----------
                                                  (1,395,200)           (752,231)
                                                  ----------          ----------
   Net (decrease) increase  . . . . . . . . . . .   (730,390)          1,409,419
                                                  ==========          ==========


5. LINES OF CREDIT

The Fund has a committed line of credit for $1,000,000. No amount was outstanding at August 31, 1995 or at any time during the last fiscal year.


6. CONCENTRATION OF CREDIT RISK

The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the statement of net assets.

7. FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              TAX-FREE USA                       TAX-FREE USA
                                                              INTERMEDIATE                       INTERMEDIATE
                                                              FUND A CLASS                       FUND B CLASS
                                                       ---------------------------            --------------------
                                                       YEAR       YEAR   1/7/93(1)             YEAR      PERIOD
                                                       ENDED      ENDED     TO                 ENDED  5/2/94(1) TO
                                                      8/31/95    8/31/94  8/31/93             8/31/95   8/31/94
Net asset value, beginning of period  . . . . . .     $10.32     $10.63   $10.00              $10.32     $10.23

Income from investment operations:
   Net investment income  . . . . . . . . . . . .       0.55       0.53     0.33                0.46       0.15
   Net realized and unrealized gain (loss) from
     security transactions  . . . . . . . . . . .       0.09      (0.31)    0.63                0.09       0.09
                                                      ------     ------   ------              ------     ------
   Total from investment operations . . . . . . .       0.64       0.22     0.96                0.55       0.24

Less distributions:
   Dividends from net investment income . . . . .      (0.55)     (0.53)   (0.33)              (0.46)     (0.15)
   Distributions from net realized gain on security
     transactions . . . . . . . . . . . . . . . .       none       none     none                none       none
                                                      ------     ------   ------              ------     ------
   Total distributions  . . . . . . . . . . . . .      (0.55)     (0.53)   (0.33)              (0.46)     (0.15)
                                                      ------     ------   ------              ------     ------
Net asset value, end of period  . . . . . . . . .     $10.41     $10.32   $10.63              $10.41     $10.32
                                                      ======     ======   ======              ======     ======


Total return(2) . . . . . . . . . . . . . . . . .      6.43%      2.09%    9.75%               5.53%      2.31%

Ratios/supplemental data:
   Net assets, end of period (000 omitted)  . . .    $20,492    $28,193  $14,684                $949       $597
   Ratio of expenses to average net assets  . . .      0.25%(3)   0.25%(3) 0.25%(3)            1.10%(5)   1.10%(5)
   Ratio of net investment income to average net
     assets . . . . . . . . . . . . . . . . . . .      5.37%(4)   5.00%(4) 4.84%(4)            4.52%(6)   4.15%(6)
   Portfolio turnover rate  . . . . . . . . . . .        63%        81%      53%                 63%        81%

-----------------
(1) Date of initial public offering; ratios have been annualized and total returns have not been annualized.

(2) Does not reflect the maximum front-end sales charge of 3.00% nor the 1.00% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for the Tax-Free USA Intermediate Fund A Class and the contingent deferred sales charge for the Tax-Free USA Intermediate Fund B Class.

(3) Ratio of expenses to average net assets prior to expense limitation was 1.07% for the year ended August 31, 1995, 1.19% for 1994 and 1.94% for 1993.

(4) Ratio of net investment income to average net assets prior to expense limitation was 4.55% for the year ended August 31, 1995, 4.06% for 1994 and 3.15% for 1993.

(5) Ratio of expenses to average net assets prior to expense limitation was 1.92% for the year ended August 31, 1995 and 2.04% for the period ended August 31, 1994.

(6) Ratio of net investment income to average net assets prior to expense limitation was 3.70% for the year ended August 31, 1995 and 3.21% for the period ended August 31, 1994.

DELAWARE GROUP TAX-FREE USA INTERMEDIATE FUND
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP TAX-FREE FUND, INC. -
TAX-FREE USA INTERMEDIATE FUND

We have audited the accompanying statement of net assets of Delaware Group Tax-Free Fund, Inc. - Tax-Free USA Intermediate Fund as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 7, 1993 (date of initial public offering) to August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Tax-Free Fund, Inc. - Tax-Free USA Intermediate Fund at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 7, 1993 (date of initial public offering) to August 31, 1993, in conformity with generally accepted accounting principles.

                                             Ernst & Young LLP
Philadelphia, Pennsylvania
October 12, 1995



A REPORT ON THE TAX-FREE FUND, INC. ANNUAL MEETING

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent company of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders. The results of the election of directors and selection of Ernst & Young LLP as independent auditors shown are for all series of Delaware Group Tax-Free Fund. Inc. The results shown for the approval of the new investment management agreement are for the Tax-Free USA Intermediate Fund only.

                                                                   Number of Votes*
                                                  ----------------------------------------------------
                                                      For          Against/Withheld       Abstentions
Election of Directors:
   Wayne A. Stork   . . . . . . . . . .           49,978,063           1,243,534                   --
   Walter P. Babich   . . . . . . . . .           49,972,880           1,248,717                   --
   Anthony D. Knerr   . . . . . . . . .           49,979,565           1,242,032                   --
   Ann R. Leven   . . . . . . . . . . .           49,980,841           1,240,757                   --
   W. Thacher Longstreth  . . . . . . .           49,955,428           1,266,169                   --
   Charles E. Peck  . . . . . . . . . .           49,979,893           1,241,704                   --

Selection of Ernst & Young LLP as
   Independent Auditors   . . . . . . .           49,078,243             323,693            1,819,660

Approval of the New
   Investment Management
     Agreement  . . . . . . . . . . . .            1,366,296              16,261               73,837


* Please note that the results of this meeting were not audited by Ernst & Young LLP.

DELAWARE GROUP
--------------
OF FUNDS
--------------


FOR GROWTH OF CAPITAL
Trend Fund
DelCap Fund
Value Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR GLOBAL DIVERSIFICATION
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END EQUITY/INCOME*
Dividend and Income Fund
Global Dividend and Income Fund


This report must be preceded or accompanied by a current Tax-Free USA Intermediate Fund prospectus. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

[DELAWARE GROUP LOGO]


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.




INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

Nationwide (800) 523-4640;
In Philadelphia (215) 988-1333

SECURITIES DEALERS ONLY
Nationwide (800) 362-7500;
In Philadelphia (215) 988-1050

(C) Delaware Distributors, L.P.


[LOGO]  Printed in U.S.A. on recycled paper.

AR=037[8/95]TKO10/95





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